UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

TOUGHBUILT INDUSTRIES, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TOUGHBUILT INDUSTRIES, INC.

8669 Research Drive

Irvine, CA 92618

Telephone: (949) 528-3100

www.toughbuilt.com

__________, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of ToughBuilt Industries, Inc., a Nevada corporation (“ToughBuilt,” the “Company,” “we,” “us,” and “our”), which will be held on Monday, December 11, 2023, at 1:00 p.m. (Pacific Time). The Annual Meeting will be held in a virtual meeting format only and conducted via live audio webcast to enable our Stockholders to participate from locations around the world. You will be able to attend the meeting, vote and submit your questions via the internet by visiting www.virtualshareholdermeeting.com/TBLT2023 and entering the control number included on your proxy card. You will not be able to attend the Annual Meeting physically in person.

Details regarding the Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Special Stockholders Meeting and proxy statement. You are entitled to vote at our Annual Meeting and any adjournments, continuations or postponements thereof only if you were a stockholder as of October 18, 2023. As a result of the dividend of the shares of Series H Preferred Stock, par value $0.0001 per share (“Series H Preferred Stock”) distributed on October 17, 2023, each holder of shares of our common stock also holds a number of one one-thousandths (1/1,000th) of a share of our Series H Preferred Stock equal to the whole number of shares of common stock held by such holder. Because any one one-thousandths (1/1,000th) of a share of Series H Preferred Stock that are not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed, if you fail to submit a proxy to vote your shares or attend the Annual Meeting in order to do so, your shares of Series H Preferred Stock will be redeemed immediately prior to the opening of the polls at the Annual Meeting and will not be entitled to vote at the Annual Meeting.

On behalf of our entire Board of Directors, we thank you for your continued support. Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the Annual Meeting online, please vote as promptly as possible by following the instructions in the accompanying proxy statement to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting online during the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the accompanying proxy card.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary, or you may also virtually attend the meeting and vote online during the meeting.

If you have any questions regarding the attached proxy statement or need assistance in voting your shares of common stock or Series H Preferred Stock, please contact our proxy solicitor, Kingsdale Advisors, by telephone at 1-855-476-7860 (stockholders) and 1-646-868-3820 (brokers, banks and other nominees), or by email at contactus@kingsdaleadvisors.com.

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT.

Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible by Internet, telephone or mail.

Thank you for your ongoing support of our Company.

By Order of the Board of Directors,

/s/ Michael Panosian
Michael Panosian
Chief Executive Officer, President and Chairman of the Board

TOUGHBUILT INDUSTRIES, INC.

8669 Research Drive

Irvine, CA 92618

Telephone: (949) 528-3100

www.toughbuilt.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 1:00 PM (Pacific Time) on December 11, 2023

Notice is hereby given that an annual meeting of the stockholders (the “Annual Meeting”) of ToughBuilt Industries, Inc., a Nevada corporation (“ToughBuilt,” the “Company,” “we,” “us,” and “our”), will be held on December 11, 2023, at 1:00 p.m. (Pacific Time) via a live webcast on the Internet. You will be able to virtually attend the Annual Meeting online, vote and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/TBLT2023 during the meeting. Except as provided below with respect to the shares of our Series H Preferred Stock, $0.0001 par value per share (“Series H Preferred Stock”), only stockholders of record of our common stock on October 18, 2023 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournments, continuations or postponements thereof that may take place. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.	To elect five directors, to serve until the Company’s 2024 annual meeting of stockholders or until their successors are duly elected and qualified (“Election of Directors”);

2.	To approve an amendment to the Company’s Articles of Incorporation, as amended (the “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board of Directors of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.0001 per share (“Common Stock”) at a ratio of 1-for-20 to 1-for-100 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board (the “Reverse Stock Split Proposal”) and included in a public announcement;

3.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

4.	To approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”).

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote “FOR” the Election of each Director Nominee (Proposal 1), “FOR” the Reverse Stock Split Proposal (Proposal 2), “FOR” the ratification of the Auditors (Proposal 3), and “FOR” the Adjournment Proposal (Proposal 4).

The Board has fixed the close of business on October 18, 2023 as the Record Date for the Annual Meeting. Only stockholders of record on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or, continuations(s), or adjournment(s) of the Annual Meeting. Notwithstanding the foregoing, holders of our outstanding shares of Series H Preferred Stock will only be entitled to vote such shares on the Reverse Stock Split Proposal and the Adjournment Proposal to the extent that such shares have not been automatically redeemed in the Initial Redemption as described in the accompanying Proxy Statement. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices during regular business hours for the ten calendar days prior to the Annual Meeting and online during the Annual Meeting.

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT.

Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible by Internet, telephone or mail. You may change or revoke your proxy at any time before it is voted at the Annual Meeting.

On behalf of our entire Board of Directors, we thank you for your continued support.

	By	order of the Board of Directors,

/s/ Michael Panosian
Michael Panosian
Chief Executive Officer

Irvine, California
_____________, 2023

TOUGHBUILT INDUSTRIES, INC.

8669 Research Drive

Irvine, CA 92618

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 11, 2023

Unless the context otherwise requires, references in this proxy statement to “ToughBuilt,” the “Company,” “we,” “us,” and “our” refer to ToughBuilt Industries, Inc., a Nevada corporation, and its consolidated subsidiary as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.0001 per share (“Common Stock”) and holders of our Series H Preferred Stock, par value $0.0001 per share (the “Series H Preferred Stock”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of ToughBuilt Industries, Inc. to be voted at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 11, 2023, and at any adjournment, continuation or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). The Annual Meeting will be held virtually via a live webcast on the Internet on December 11, 2023 at 1:00 p.m. (Pacific Time). This proxy statement and accompanying form of proxy are dated October 18, 2023 and are expected to be first sent or given to stockholders on or about October 30, 2023.

If you held shares of our Common Stock or Series H Preferred Stock at the close of business on October 18, 2023 (the “Record Date”), you are invited to attend the Annual Meeting virtually at www.virtualshareholdermeeting.com/TBLT2023 and if you held shares of our Common Stock or Series H Preferred Stock at the close of business on the Record Date, you are invited to vote on the proposals described in this proxy statement applicable to the class of stock which you held.

The executive offices of the Company are located at, and the mailing address of the Company is, 8669 Research Drive, Irvine, CA 92618.

The Company will pay the costs of soliciting proxies from stockholders. We have retained Kingsdale Advisors to assist in the solicitation of proxies for a fee of $11,500, plus reimbursement of expenses. In addition to solicitation by mail and by Kingsdale Advisors, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about _______________, 2023, we will begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy statement for our 2023 Annual Meeting of Stockholders and our 2022 Annual Report to Stockholders. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual Annual Meeting and how to receive a paper copy of the proxy materials by mail. The Notice of Annual Meeting and Proxy Statement are also available at www.proxyvote.com.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Michael Panosian, the Company’s Chief Executive Officer, President and Chairman, and Martin Galstyan, the Company’s Chief Financial Officer, as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (“SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the following proposals:

●	The election of five directors, to serve until the Company’s 2024 annual meeting of stockholders or until their successors are duly elected and qualified;

●	The approval of an amendment (the “Reverse Stock Split Charter Amendment”) to the Company’s Articles of Incorporation, as amended (the “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding Common Stock, par value $0.0001 per share (the “Common Stock”), including stock held by the Company as treasury shares, at a ratio of 1-for-20 to 1-for-100 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement (such action, the “Reverse Stock Split” and such proposal is referred to herein as the “Reverse Stock Split Proposal”);

●	The ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification”); and

●	The approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”).

Why is the Company electing to effect a reverse stock split?

Our Board has unanimously adopted a resolution declaring advisable, and recommending to our stockholders for their approval, the Reverse Stock Split Charter Amendment authorizing the Reverse Stock Split at a ratio in the Range, such ratio to be determined by the Board and included in a public announcement, and granting the Board the discretion to file a certificate of amendment to our Charter with the Secretary of State of the State of Nevada effecting the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting or to abandon the Reverse Stock Split altogether. The form of the proposed Reverse Stock Split Charter Amendment is attached to this proxy statement as Annex A. The Reverse Stock Split Charter Amendment will effect the Reverse Stock Split by reducing the number of outstanding shares of Common Stock as compared to the number of outstanding shares immediately prior to the effectiveness of the Reverse Stock Split, but will not increase the par value of Common Stock, and will not change the number of authorized shares of our capital stock. Stockholders are urged to carefully read Annex A. If implemented, the number of shares of our Common Stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our Common Stock outstanding, so that the percentage of our outstanding Common Stock owned by each of our stockholders will remain approximately the same, except to the extent that the Reverse Stock Split could result in some or all of our stockholders receiving one share of Common Stock in lieu of a fractional share.

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What are the consequences if the Reverse Stock Split Proposal is not approved by stockholders?

If stockholders fail to approve the Reverse Stock Split Proposal, our Board will not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our Common Stock on The Nasdaq Stock Market LLC (“Nasdaq”) by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

What is the record date and what does it mean?

The Record Date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on October 18, 2023. The Record Date is established by the Board as required by Nevada law. On the Record Date, 35,388,443 shares of Common Stock were issued and outstanding and 35,388.444 shares of Series H Preferred Stock were issued and outstanding and, except as provided below with respect to the shares of our Series H Preferred Stock, entitled to vote.

Who is entitled to vote at the Annual Meeting?

Holders of record of our Common Stock and our Series H Preferred Stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Holders of record of shares of Common Stock have the right to vote on all matters brought before the Annual Meeting. Holders of record of shares of Series H Preferred Stock have the right to vote only on the Reverse Stock Split Proposal and the Adjournment Proposal. Holders of Common Stock and Series H Preferred Stock will vote on the Reverse Stock Split Proposal and the Adjournment Proposal as a single class. Notwithstanding the foregoing, holders of outstanding shares of Series H Preferred Stock will only be entitled to vote such shares on the Reverse Stock Split Proposal and the Adjournment Proposal to the extent that such shares have not been automatically redeemed in the Initial Redemption (as defined below).

You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card or voting through the Internet.

What are the voting rights of the stockholders?

Each share of our Common Stock outstanding as of the record date is entitled to one vote per share on all matters properly brought before the Annual Meeting. As previously announced on September 21, 2023, the Board declared a dividend of one one-thousandth (1/1,000th) of a share of Series H Preferred Stock for each outstanding share of Common Stock to stockholders of record of Common Stock as of 5:00 p.m. Eastern Time on October 18, 2023. The holders of Series H Preferred Stock have 1,000,000 votes per whole share of Series H Preferred Stock (i.e., 1,000 votes per one one-thousandth (1/1,000th) of a share of Series H Preferred Stock) and are entitled to vote with the Common Stock, together as a single class, on the Reverse Stock Split Proposal and the Adjournment Proposal, but are not otherwise entitled to vote on the other proposals to be presented at the Annual Meeting. Notwithstanding the foregoing, each share of Series H Preferred Stock redeemed pursuant to the Initial Redemption (as defined below) will have no voting power with respect to the Reverse Stock Split Proposal and the Adjournment Proposal or any other matter. Unless otherwise provided on any applicable proxy, when a holder of Common Stock submits a vote on the Reverse Stock Split Proposal and the Adjournment Proposal, the corresponding number of shares of Series H Preferred Stock (or fraction thereof) held by such holder will be automatically cast in the same manner as the vote of the share of Common Stock (or fraction thereof) in respect of which such share of Series H Preferred Stock (or fraction thereof) was issued as a dividend is cast on the Reverse Stock Split Proposal and the Adjournment Proposal or such other matter, as applicable, and the proxy or ballot with respect to shares of Common Stock held by any holder on whose behalf such proxy or ballot is submitted will be deemed to include all shares of Series H Preferred Stock (or fraction thereof) held by such holder. Holders of Series H Preferred Stock will not receive a separate ballot or proxy to cast votes with respect to the Series H Preferred Stock on the Reverse Stock Split Proposal and the Adjournment Proposal or any other matter brought before the Annual Meeting. For example, if a stockholder holds 10 shares of Common Stock (entitled to one vote per share) and votes in favor of the Reverse Stock Split Proposal, then 10,010 votes will be recorded in favor of the Reverse Stock Split Proposal, because the stockholder’s shares of Series H Preferred Stock will automatically be voted in favor of the Reverse Stock Split Proposal alongside such stockholder’s shares of Common Stock.

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All shares of Series H Preferred Stock that are not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed (the “Initial Redemption”). Any outstanding shares of Series H Preferred Stock that have not been redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval by the Company’s stockholders of the Reverse Stock Split Proposal at any meeting of stockholders held for the purpose of voting on such proposals.

When and where is the Annual Meeting and what do I need to be able to attend online?

The Annual Meeting will be held on December 11, 2023, at 1:00 p.m. (Pacific Time) at www.virtualshareholdermeeting.com/TBLT2023. Any stockholder who owns our Common Stock or our Series H Preferred Stock on the Record Date can attend the Annual Meeting online.

You will be able to attend the Annual Meeting online, vote, view the list of stockholders entitled to vote at the Annual Meeting and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/TBLT2023. To participate in the virtual meeting, you will need a 16-digit control number included on your proxy card or voting instruction form, as applicable. The meeting webcast will begin promptly at 1:00 p.m. (Pacific Time). We encourage you to access the meeting prior to the start time and you should allow ample time for the check-in procedures. Because the Annual Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.

How do I cast my vote?

If you are a stockholder of record or if your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), there are four ways to vote:

(1)	By Internet at www.proxyvote.com 24 hours a day, seven days a week, until 11:59 p.m. Eastern time on December 10, 2023 (have your 16-digit stockholder control number, which can be found on your voting instruction form, in hand when you access the website);

(2)	By toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern time on December 10, 2023 (have your 16-digit stockholder control number, which can be found on your voting instruction form, in hand when you call);

(3)	By completing, signing, dating and mailing your voting instruction form in the postage-paid envelope provided to you; or

(4)	Online during the Annual Meeting at www.virtualshareholdermeeting.com/TBLT2023. You will need your 16-digit Stockholder control number, which can be found on your voting instruction form, in hand when you vote online during the Annual Meeting.

By completing and submitting a proxy, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Michael Panosian, our Chief Executive Officer, and Martin Galstyan, our Chief Financial Officer, to serve as the proxies for the Annual Meeting.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m. Eastern time on December 10, 2023. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.

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Your proxy will be voted according to your instructions. If you are a stockholder of record and do not vote via the Internet or telephone or by returning a signed proxy card, your shares will not be voted unless you virtually attend the Annual Meeting and vote your shares online. If you vote via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. Similarly, if you sign and submit your proxy card with no instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. We know of no other business to be considered at the Annual Meeting.

In the event you do not provide instructions on how to vote, your broker will have authority to vote your shares with respect to the Reverse Stock Split Proposal (Proposal 2), the Auditor Ratification Proposal (Proposal 3), and the Adjournment Proposal (Proposal 4). Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on “routine” matters, but not on “non-routine” matters. Each of the Reverse Stock Split Proposal, Auditor Ratification Proposal and the Adjournment Proposal is considered a “routine” matter. Accordingly, your broker, bank or other nominee may vote your shares without receiving instructions from you on Proposal 2 (Reverse Stock Split Proposal), Proposal 3 (Auditor Ratification Proposal) and Proposal 4 (Adjournment Proposal). A failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against Proposal 2 (Reverse Stock Split Proposal), Proposal 3 (Auditor Ratification Proposal) and Proposal 4 (Adjournment Proposal). The Election Director Proposal is not considered a routine matter. Accordingly, your broker, bank or other nominee does not have discretionary authority to vote your shares with respect to Proposal 1 (Election Director Proposal).

Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

How does the Board recommend I vote on the proposals?

The Board recommends you vote:

●	“FOR” all five director nominees:

●	“FOR” the Reverse Stock Split Proposal;

●	“FOR” the Auditor Ratification; and

●	“FOR” the Adjournment Proposal.

What is a “quorum?”

A quorum is the minimum number of shares required to be present or represented by proxy at the Annual Meeting to properly hold a meeting of stockholders and conduct business under our Amended and Restated Bylaws, as amended (“Bylaws”), and Nevada law. The presence, in person or by proxy, of one-third (33.3%) of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Shares of Series H Preferred Stock that are automatically redeemed in the Initial Redemption will not be counted towards the presence of a quorum or as part of the issued and outstanding shares of capital stock of the Company entitled to vote at our Annual Meeting for purposes of determining the presence of a quorum. Abstentions and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Annual Meeting. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

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What vote is required to approve each item?

The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1 —Election of Directors.	The nominees for director who receive the most “FOR” votes (also known as a “plurality” of the votes cast) will be elected. You may vote either “FOR” all of the nominees, “WITHHOLD” your vote from all of the nominees or “WITHHOLD” your vote from any one of the five nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2 — Reverse Stock Split Proposal.	To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of the majority of the voting power of the outstanding shares of Common Stock and Series H Preferred Stock entitled to vote on the proposal, voting together as a single class. Please refer to the discussion above under “Who is entitled to vote at the Annual Meeting?” and “What are the voting rights of the stockholders?” for a description of the Series H Preferred Stock, which is entitled to be voted together with the Common Stock as a single class on the Reverse Stock Split Proposal and the Adjournment Proposal. Shares of Series H Preferred Stock that are not present in person or by proxy as of immediately prior to the opening of the polls will be automatically redeemed in the Initial Redemption and, therefore, will not be outstanding or entitled to vote on either the Reverse Stock Split Proposal or the Adjournment Proposal and will be excluded from the calculation as to whether such proposals pass at the Annual Meeting. Due to the voting power of the shares of Series H Preferred Stock that are not redeemed pursuant to the Initial Redemption on the Reverse Stock Split Proposal and the Adjournment Proposal, the holders of Common Stock that submit a proxy to vote their shares at the Annual Meeting or attend the Annual Meeting will effectively have enhanced voting power on the two proposals over holders of Common Stock that are not represented in person or by proxy at the Annual Meeting. This means that the Reverse Stock Split Proposal and the Adjournment Proposal could each be approved by the affirmative vote of the holders of less than a majority of the outstanding shares of our Common Stock. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal 3 — Auditor Ratification Proposal.	The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, the audit committee of our Board will reconsider its appointment.

Proposal 4 — Adjournment Proposal.	To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of the majority of the voting power of the outstanding shares of Common Stock and Series H Preferred Stock present in person (which would include voting online at the virtual Annual Meeting) or represented by proxy at the Annual Meeting and entitled to vote on the proposal, voting together as a single class. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

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Is voting confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, representatives of Broadridge Investor Communication Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares of Common Stock and Series H Preferred Stock present at the Annual Meeting for determining a quorum at the meeting. An abstention is not an “affirmative vote,” but an abstaining stockholder is considered “entitled to vote” at the Annual Meeting. Accordingly, an abstention will have the effect of a vote against Proposals 2, 3 and 4.

Broker non-votes will be included in the determination of the number of shares of Common Stock and Series H Preferred Stock present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes, to the extent applicable, will have the effect of a vote against Proposals 2, 3 and 4. Because your broker will have discretionary voting authority with respect to Proposals 2, 3 and 4, a broker non-vote would only arise in the event that your broker does not receive your voting instructions and chooses not to exercise its discretionary voting authority with respect to such matter. Broker non-votes will have no effect on upon the approval of Proposal 1 as broker non-votes are not considered “entitled to vote.”

If your shares are held in the name of a bank, broker or other nominee, you should check with your bank, broker or other nominee and follow the voting instructions provided. Attendance at the Annual Meeting alone will not revoke your proxy.

Can I revoke or change my proxy?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a proxy card or voting instructions form with a later date, or by attending the Annual Meeting and voting via the virtual meeting website. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy is revoked by delivering to the Company’s corporate secretary at 8669 Research Drive, Irvine, California 92618 a written notice of revocation prior to the Annual Meeting.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of the stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What does it mean if I get more than one set of voting materials?

Your shares are probably registered in more than one account. Please follow the separate voting instructions that you received for your shares of Common Stock or Series H Preferred Stock held in each of your different accounts to ensure that all of your shares are voted.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and Series H Preferred Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

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Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies, we have engaged Kingsdale Advisors, the proxy solicitation firm hired by the Company, at an approximate cost of $11,500, plus reimbursement of expenses, to solicit proxies on behalf of our Board. Kingsdale Advisors may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. The fees of Kingsdale Advisors as well as the reimbursement of expenses of Kingsdale Advisors will be borne by us. Our officers, directors and employees may also solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock and Series H Preferred Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock and Series H Preferred Stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final results will be published in a Current Report on Form 8-K to be filed by us with the SEC within four business days of the meeting.

Whom do I call if I have questions?

If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact the firm assisting us in the solicitation of proxies, Kingsdale Advisors. Brokers, banks and other nominees may call 1-646-868-3820 . Stockholders may call toll free at 1-855-476-7860. Or you may contact Kingsdale Advisors by email at contactus@kingsdaleadvisors.com.

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PROPOSAL 1:

ELECTION OF DIRECTORS

Nominees

Our Bylaws provide that unless otherwise provided in our Articles of Incorporation, the authorized number of directors shall be not less than 1 (minimum number) nor more than 9 (maximum number). The Board has fixed the number of directors at five (5), each to serve for a period of one year until the next annual stockholders meeting and until their respective successor is elected or qualified.

Our Board has nominated Michael Panosian, Josh Keeler, Linda Moossaian, Robert Faught and Chris Homeister for election as directors at the Annual Meeting. Our management has no reason to believe that any nominee will be unable to serve. If elected at the Annual Meeting, each of these nominees would serve until the annual meeting of Stockholders to be held in 2024 and until his or her respective successor has been duly elected and qualified, or until the director’s earlier death, resignation or removal. William Placke is a current director whose term will expire at the Annual Meeting. However, Chris Homeister is a new director nominee at the Annual Meeting.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

Our Board recommends a vote “FOR” the nominees named herein.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding our directors and director nominees:

Name	Age	Position	Director Since
Michael Panosian	60	President, Chief Executive Officer, and Chairman of the Board of Directors (Principal Executive Officer)	January 1, 2012
Martin Galstyan	37	Chief Financial Officer (Principal Financial and Accounting Officer)	—
Josh Keeler	47	Chief Design Officer and Director	June 7, 2019
Zareh Khachatoorian	63	Chief Operating Officer and Secretary	—
Robert Faught	72	Director (1)	November 14, 2018
Linda Moossaian	57	Director (2)	December 12, 2019
William Placke	55	Director (3)	July 11, 2021
Chris Homeister	54	Director Nominee (4)	—

(1)	Mr. Faught serves as the Chair of our Board’s Nominating and Corporate Governance Committee and as a member of its Audit Committee and Compensation Committee.

(2)	Ms. Moossaian serves as the Chair and of our Board’s Audit Committee and as a member of its Compensation Committee and Nominating and Corporate Governance Committee.

(3)	Mr. Placke serves as the Chair of our Board’s Compensation Committee and as a member of its Audit Committee and Corporate Governance Committee. Mr. Placke term as member of the Board will expire at the Annual Meeting.

(4)	Mr. Homeister is a new director nominee and is not currently a director of the Board, or a member of any of its committees. If elected as a director, it is anticipated that Mr. Homeister will serve as a member of the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

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Michael Panosian, Co-founder, President, CEO and Chairman of the Board

Mr. Panosian co-founded our Company in 2012 and has been CEO, President, and Chairman of the Board since inception. Mr. Panosian has over 25 years of experience in the commercialization process including innovation, design direction, product development, brand management, marketing, merchandising, sales, supply chain and finance. Mr. Panosian has deep knowledge of doing business in China where he managed large sourcing and manufacturing teams. Mr. Panosian’s educational background is in technical aerospace engineering and is a graduate of Northrop University with specializations in helicopters and jet engines. He has been a visionary and an inventor throughout his career and is holder of numerous patents and trademarks. Mr. Panosian’s business background also includes construction and real-estate development and product design and innovation consultancy.

We believe Mr. Panosian is qualified to serve on our Board due to his business and leadership experience.

Martin Galstyan, Chief Financial Officer

Mr. Galstyan has been serving as the Chief Financial Officer of the Company since July 2, 2020. Mr. Galstyan joined the Company in 2012 as account manager and became controller of the Company in 2014. Mr. Galstyan set up the Enterprise Resource Planning system for the Company and EDI (Electronic Data Interchange) for the Company’s big box retailers. Mr. Galstyan has a Bachelor’s in Accounting from Woodbury University in California.

Josh Keeler, Co-founder, Chief Design Officer and Director

As the Chief Design Officer at our Company, Mr. Keeler is responsible for all product development since the inception of the Company. Mr. Keeler is also a member of the Board. He co-founded our Company in 2012 and works directly with Mr. Panosian in bringing innovative ideas to market. Mr. Keeler is a graduate of Art Center College of Design with a Bachelor of Science (BS) in Industrial Design. Mr. Keeler has over 12 years of product development experience, working on projects spanning several fields, including: automotive, personal electronics, sporting goods and a wide expanse of tools. From 1999 to 2000 he was co-owner and Vice President of Oracle Industrial Design, Co., a private company specializing in industrial design and product development. From August 2000 to April 2004, Mr. Keeler worked for Positec Power Tool Co., a private company in Suzhou, China, designing and creating a large innovation library of numerous power tool concepts. From August 2005 to April 2008, Mr. Keeler was the chief designer for Harbinger International, Inc. From August 2008 to April 2012, he was chief designer for Pandun Inc, specializing in innovative tools and supporting products. He has lived in China and has extensive experience working directly with manufacturers to get designs into production.

Mr. Keeler became a Director at our 2019 Annual Meeting, and is deemed suitable as a director by our Board due to his depth of knowledge in the industry.

Zareh Khachatoorian, Chief Operating Officer and Secretary

Mr. Khachatoorian has over 30 years of experience in the realms of corporate purchasing, product development, merchandising and operations. Prior to joining ToughBuilt in January 2016, Mr. Khachatoorian was the President of Mount Holyoke Inc. in Northridge, California, starting in May 2014. Mr. Khachatoorian led Mount Holyoke Inc. in the servicing of its entire import and distribution operations. From August 2008 to April 2014, Mr. Khachatoorian served as the Vice President of Operations at Allied International in Sylmar, California. At Allied, Mr. Khachatoorian was responsible for the management of overseas and domestic office employees and departments involved in the areas of procurement and purchasing, inventory management, product development, engineering, control and quality assurance, and other related areas. Mr. Khachatoorian holds a BS degree in Industrial Systems Engineering from the University of Southern California. Additionally, Mr. Khachatoorian has been credited as the inventor or co-inventor of more than twenty issued patents, as well as several pending patents with the USPTO. Mr. Khachatoorian is fluent in Armenian and Farsi.

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Robert Faught, Director

Mr. Faught is President of RKF International a corporate distribution and advisory company. He currently sits on the board of Kansas City based SmartHome Ventures, a private equity backed company that he founded that has developed a worldwide platform for IoT (Internet of things) products. He is also a Board Advisor for TROC, a Miami based company focused on the sales, marketing and merchandising of consumer products within the retail environment for cable, broadband, wireless and home security products. Mr. Faught was previously a board member of Stratus Silver Lining, Inc a private equity backed company that sold to Erickson in July of 2020. From 2003-2013, Mr. Faught was the Senior Vice President of Consumer Channels for Philadelphia based Comcast. He created an industry-leading organization of retail, digital marketing and retail “store within a store’s” through a series of acquisitions and innovative solutions selling and marketing cable, broadband, telephone, wireless and home security, which resulted in a $4.5BB division. He negotiated the industry’s first extensive retail contracts, generating distribution in over 10,000 retail stores nationwide. He represented the cable industry as the Chairman of the Consumer/Retail Committee for CTAM from 2004 to 2013, the cable industries Washington DC based public interest firm. From 2001-2003, Mr. Faught was the President and CEO of Atlanta based Enrev Power Solutions. He was recruited by the Board to grow revenues and position the firm for a favorable IPO. He built, trained and led a high- performance cross-functional management team of Sales, Marketing, Finance and R&D and IT personnel. In 1998, Mr. Faught was recruited by the Chairman of Philips Electronics to be the President of the Americas Region. He was brought in to lead a turnaround and assume accountability for North and South America. He increased distribution and sales of several lines of consumer electronic products, which lead to a $3.0BB joint venture with Lucent Technologies. In addition, Mr. Faught directed a team of 25 Senior Managers and 12,000 employees, oversaw manufacturing of product in Guadalajara, Mexico and traveled extensively to Paris to source European goods and expand the product portfolio. He also sat on Tom Wheeler’s (FCC Chairman) CTIA board in Washington from 1998 to 2003. Prior to 1998, Mr. Faught worked in Los Angeles for L.A. Cellular and in Atlanta for Bell South Cellular, where he managed Consumer sales and marketing. Prior experiences also include leading Atari and Activision in senior Sales and Marketing roles. Mr. Faught has a BA degree in Communication from John Carroll University, Cleveland, Ohio.

We believe Mr. Faught is qualified to serve on our Board given his leadership and business experience.

Linda Moossaian, Director

Linda Moossaian is an achievement-oriented financial strategist with an exceptional record of successful initiatives in financial planning, profit optimization, joint venture accounting, and treasury management. She has a strong history of forging strategic partnerships with senior management, including CEOs and CFOs as well as key stakeholders to drive financial objectives, make strategic decisions, and analyze value-added analytics. Ms. Moossaian has a sophisticated understanding of long-range budget preparation, GAAP accounting, M&A, planning models, financial forecasting & analysis, decision support, accounting procedures, and continuous process improvement. Her advanced critical thinking, analytical, qualitative, and quantitative analysis skills have been developed through positions in corporate and public accounting and consulting. She currently is the Executive Director, Theatrical Production Finance for Warner Bros. Discovery in Burbank, CA, a position she has held since August 2021. Ms. Moossaian has previously acted as Director, Audit & Controls-WBTV Financial Administration, Director, Theatrical Production Finance and Director, Financial Planning & Analysis for Warner Bros from 2009 to the present.

We believe that Ms. Moossaian is qualified to serve on our Board given her expertise in finance and business.

William Placke, Director

William “Bill” Placke is the EVP of Corporate Development and Operations at TruU, Inc., a global cybersecurity company. Prior to TruU, Bill was the Head of Strategic Partnerships and Business Development for Ericsson Wireless Office, a publicly listed, global company with more than 100,000 employees operating in over 120 countries from August 2020 until August 2021. Before being acquired by Ericsson in August 2020, Bill served as the Executive Vice President of Corporate Development and Strategic Alliances for StratusWorX, a Silicon Valley technology company, from June 2016. From June 2016 to June 2017, Bill served as Executive Vice President of Corporate Development at Console Connect, a SaaS and network company in Silicon Valley acquired by PCCW in August 2017. Prior to this, he was the Executive Vice President, General Counsel, and Company Secretary of Digital Globe Services, a London Stock Exchange-listed digital media company from January 2010 to July 2016. Bill has served in executive roles at Charter Communications and in board positions, a member of the Investment Committee, and as Sr. Director of Legal Mergers & Acquisitions at United Pan-Europe Communications/Liberty Global.

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Bill began his career as a Corporate, M&A (mergers and acquisitions), and IPO (initial public offering) attorney with the law firm of Roberts, Sheridan & Kotel in New York (now Dickstein, Shapiro) and later as a Cross-Border Mergers and Acquisitions attorney at Clifford Chance, LLP, one of the largest law firms in the world. Bill has served on the board of directors of companies in the US, Netherlands, UK, Ireland, and France and has published articles and cited in multiple legal reviews and business reviews on various topics from corporate governance to cross-border mergers and acquisitions and securities issues. Bill earned his law degree (J.D.) from St. John’s University School of law in May 1994, a Diploma in European Union Law from King’s College London in 2000, and his undergraduate degree in Business Administration from the University of Dayton in 1989. He has been licensed to practice law in New York since November 1994 and is a member in good standing with the New York Bar.

We believe Mr. Placke is qualified to serve on our Board due to his legal expertise and extensive international experience in corporate finance, mergers and acquisitions, and securities offerings.

Chris Homeister, Board Nominee

Chris Homeister is a board nominee. Since February 2022, Chris has been serving as the Managing Partner for Keystone Capital Group, LLC, a private equity firm that focuses on providing financial capital to small and middle market companies. Since April 2022, He also has been serving as the Consumer Operating Partner for LongueVue Capital. From June 2019 to June 2021, Mr. Homeister served as Executive Vice President and Chief Merchandising Officer for GameStop Corp. (NYSE: GME) (“GameStop”) where Chris led the overall product assortment and strategy, supply chain and transportation, visual merchandising, pricing, forecasting, demand planning, private label & licensing, financial services, vendor relations, sourcing, refurbishment operations and all e-commerce functions. Prior to joining GameStop, from October 2013 to October 2017, Mr. Homeister served as the Chief Executive Officer, President, and a member of the board of directors of Tile Shop Holdings, Inc. (Nasdaq: TTSH), a publicly traded specialty home improvement retailer. Earlier in his career, Homeister held several senior roles at Best Buy (NYSE: BBY), including senior vice president of merchandising & general manager and senior vice president of their Entertainment Business Group, where he oversaw a wide array of product categories. Earlier in his career, Homeister was the vice president of product development at Gateway, Inc. Homeister began his career at Amoco Oil Company holding a variety of finance and product marketing roles. Homeister is a graduate of The University of Iowa, holding a Bachelor of Business Administration degree, majoring in finance. Homeister also holds an MBA degree from The University of Notre Dame.

We believe that Mr. Homeister’s experience as an executive officer and board member in the retail sector, combined with his broad financial knowledge and experience advising and working with small to middle market companies, makes him qualified to serve on our Board.

Family Relationships

There is no family relationship between our directors, executive officers, or person nominated or chosen by the Company to become a director.

Legal Proceedings

To the best of our knowledge, none of our directors or director nominee or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

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CORPORATE GOVERNANCE

The business and affairs of our Company are managed under the direction of the Board.

Board Leadership Structure

Our Board currently has no established policy on whether the roles of Chief Executive Officer and Chairperson of the Board should be separated. Our Board believes that it is most appropriate to make that determination based on the Company’s circumstances. Mr. Panosian services as our Chief Executive Officer and Chairperson of our directors. The Board does not believe that introducing an independent Chairperson would provide appreciably better direction for the Company. Also, the Board does not have a lead independent director. The Board believes its current structure is functioning effectively.

Independence

Our Board has determined, after considering all of the relevant facts and circumstances, that Robert Faught, Linda Moossaian, and our new director nominee, Chris Homeister, are independent directors, as “independence” is defined by the listing standards of The Nasdaq Stock Market LLC, or Nasdaq, and by the SEC, because they have no relationship with us that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director. Mr. Michael Panosian and Mr. Josh Keeler are employee directors.

Board Meeting Quorum Requirements

Our Bylaws provide that a majority of the total number of directors then in office will constitute a quorum.

Our Board meets periodically during the year to review significant developments affecting us and to act on matters requiring the approval of our Board. In 2022, our Board met five times . During 2022, each director, other than Josh Keeler, attended all meetings 100% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she had been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he served. Throughout the year, the Board also passed resolutions by unanimous written consent in lieu of a meeting as permitted by the Nevada Revised Statutes and the Company’s Bylaws.

We encourage our directors and nominees to attend our Annual Meeting.

Executive Sessions

We regularly schedule executive sessions in which independent directors meet without the presence or participation of management.

Board Risk Oversight

Our Board as a whole has responsibility for risk oversight. Our Board exercises this risk oversight responsibility directly and through its committees. The risk oversight responsibility of our Board and its committees are informed by reports from our management teams to provide visibility to our Board about the identification, assessment, and management of key risks and our management’s risk mitigation strategies. Our Board has primary responsibility for evaluating strategic and operational risks, including those related to significant transactions. Our Audit Committee has primary responsibility for overseeing our major financial and accounting risk exposures and, among other things, discusses guidelines and policies with respect to assessing and managing risk with management and our independent auditor. Our Compensation Committee has responsibility for evaluating risks arising from our compensation and people policies and practices. Our Nominating and Corporate Governance Committee has responsibility for evaluating risks relating to our corporate governance practices. Our committees and management provide reports to our Board on these matters.

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In its governance role, and particularly in exercising its duty of care and diligence, our Board is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the Company’s assets and business. Our Board has broad and ultimate oversight responsibility for our risk management processes and programs, and executive management is responsible for the day-to-day evaluation and management of risks to the Company. We do not have a policy as to whether our Chairperson and Chief Executive Officer’s roles should be separate. Instead, our Board makes this determination based on what best serves our Company’s needs at any given time.

Codes of Ethics and Business Conduct

We have adopted a written Code of Ethics and Business Conduct (the “Code”) that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted the Code on our website, www.toughbuilt.com as well as filed the Code as an exhibit to our Form 10-K for the fiscal year ended December 31, 2022. In addition, we will post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the Code. These documents are also available in print, free of charge, to any stockholder requesting a copy in writing from our Secretary at the address of our executive offices.

Board Committees

Our Board has three standing committees, an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. As of this proxy statement’s date, the composition and primary responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board.

Audit Committee

Under Nasdaq Rule 5605(c)(2), we are required to have an audit committee of at least three members, each of whom must: (i) be an independent director as defined under Rule 5605(a)(2); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a Company’s balance sheet, income statement, and cash flow statement. Additionally, each Company must have at least one member of the audit committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Our Audit Committee currently consists of Linda Moossaian, Robert Faught and Chris Homeister, all of whom are deemed to be independent directors under Nasdaq Rule 5605(a)(2) and Rule 10A-3 of the Exchange Act. Ms. Moossaian serves as the Chairperson of the Audit Committee and also qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

We are required to provide the Audit Committee with the appropriate funding for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for ToughBuilt, (ii) compensation to any advisors employed by the Audit Committee and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee assists our Board in its oversight of (1) the integrity of our financial statements, (2) the independent auditor’s qualifications and independence, (3) the performance of our internal audit function and independent auditors, and (4) our compliance with legal and regulatory requirements not specifically delegated to our other committees. In particular, the Audit Committee has the following duties:

●	appointing, compensating, retaining and overseeing the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for ToughBuilt, and each such registered public accounting firm must report directly to the Audit Committee;

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●	the selection and oversight of the internal auditor;

●	reviewing and approving the appointment and replacement of the head of the internal auditing department;

●	advising the head of the internal auditing department that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management’s responses thereto;

●	recommending and approving the compensation plan for the head of internal audit in consultation with management;

●	advising management, the internal auditing department and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices and significant internal audit controls and procedures;

●	reviewing and approving the annual audit plan and audit fee submitted by the independent auditors and discussing with the independent auditors the overall approach to and scope of the audit examination with particular attention focused on those areas where either the Audit Committee, the Board, management or the independent auditors believe the special emphasis is desirable;

●	reviewing and discussing with the independent auditors and management the audited financial statements, the results of the audit and the independent auditors’ report or opinion on matters related to the performance of such audit;

●	reviewing any other financial statements or reports, as requested by management or determined by the Audit Committee, which are required to be filed with any federal, state or local regulatory agency prior to filing with the appropriate regulatory body;

●	reviewing and reassessing the adequacy of the Audit Committee charter on an annual basis, and making recommendations as to changes thereto as may be necessary or appropriate; and

●	reporting its activities to the full Board on a regular basis, and making such recommendations the Audit Committee deems necessary or appropriate.

The Audit Committee’s charter is available free of charge on the Company’s website, www.toughbuilt.com and has been filed as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022.

The Audit Committee holds meetings as often as required, but no less than four times per year. The Audit Committee held four meetings in 2022. Each member of the Audit Committee attended all four meetings. Minutes of each meeting of the Audit Committee are prepared and filed in the minute book of the Board.

Compensation Committee

The Compensation Committee consists of at least two members of our Board, each of whom, following the time at which we are no longer a “controlled company” as defined under the Nasdaq rules, shall qualify as “independent” under the Nasdaq independence rules and shall also be “Non-Employee Directors” as defined by Rule 16b-3 under the Exchange Act. The members of our Compensation Committee elect a chairperson to preside at all meetings of the Compensation Committee. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as the Compensation Committee may deem appropriate, provided the subcommittees are composed entirely of directors who meet the above-listed criteria.

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Our Compensation Committee currently consists of Linda Moossaian, Robert Faught and Chris Homeister, all of whom are deemed to be independent directors under Nasdaq Rule 5605(a)(2). Mr. Placke serves as the Chairperson of the Compensation Committee.

The Compensation Committee holds meetings as often as required. Minutes of each meeting of the Compensation Committee are prepared and are filed in the minute book of our Board.

The Compensation Committee is established to discharge certain of our Board’s responsibilities relating to the compensation of our executive officers and directors. In particular, the Compensation Committee has the following duties:

●	making and approving all option grants and other issuances of our equity securities to our chief executive officer and other executive officers;

●	approving all other option grants and issuances of our equity securities as compensation, and recommending that our full Board make and approve such grants and issuances;

●	establishing corporate and individual goals and objectives relevant to the compensation of our chief executive officer and other executive officers, and evaluating each such officer’s performance in light of those goals and objectives and certifying achievement of such goals and objectives;

●	determining the compensation of our Chief Executive Officer;

●	determining the compensation of the Chairman of our Board and reviewing and making recommendations to our Board regarding director compensation;

●	recommending the compensation of our executive officers (other than the chief executive officer) to our Board for determination;

●	administering our cash and equity incentive plans;

●	preparing an annual compensation discussion and analysis for inclusion in our annual proxy statement in accordance with applicable SEC rules and regulations, which shall be prepared following discussion thereof with our management;

●	reviewing and evaluating, at least annually, the Compensation Committee charter and the adequacy of the Compensation Committee charter, as well as the performance of the Compensation Committee; and

●	performing any other duties or responsibilities expressly delegated to the Compensation Committee by our Board from time to time.

The Compensation Committee’s charter is available free of charge on the Company’s website, www.toughbuilt.com, and has been filed as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022.

The Compensation Committee met five times in 2022. Each of the members of the Compensation Committee attended all five meetings.

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Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Linda Moossaian, Robert Faught and Chris Homeister, each of whom is an independent director under the Nasdaq rules. Mr. Faught serves as the Chairperson of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee is responsible for recommending to the Board nominees for election to our Board at each annual meeting of Stockholders and identifying one or more candidates to fill any vacancies that may occur on our Board. New candidates may be identified through recommendations from existing directors or management, consultants, or third-party search firms, discussions with other persons who may know of suitable candidates to serve on our Board, and Stockholder recommendations. Evaluations of prospective candidates typically include a review of the candidate’s background and qualifications by the Nominating and Corporate Governance Committee, interviews with the committee as a whole, one or more members of the committee, or one or more other board members, and discussions within the committee and the board. The Nominating and Corporate Governance Committee then recommends candidates to the board, with the full Board selecting the candidates to be nominated for election by the Stockholders or appointed by the Board to fill a vacancy.

The Nominating and Corporate Governance Committee has a charter (which is reviewed annually) and performs several functions. The Nominating and Corporate Committee’s charter is available free of charge on the Company’s website, www.toughbuilt.com, and has been filed as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022.

The Nominating and Corporate Committee met 0 time in 2022.

Stockholder Recommendations

The Nominating and Corporate Governance Committee will consider director candidates proposed by Stockholders and recommendations from other sources. Additional information regarding the process for properly submitting Stockholder nominations for nomination candidates to our Board is outlined in the section titled “Stockholder Proposals for the 2024 Annual Meeting” in this proxy statement.

Board Self-Assessment

At least annually, the Board, or a committee designated by the Board, will oversee an evaluation of the performance of the Board against our Corporate Governance Guidelines. As part of this process, the Board will conduct a self-evaluation to determine whether the Board and its committees are functioning effectively.

Compensation Committee Interlocks and Insider Participation

The current members of our Compensation Committee are Linda Moossaian, Robert Faught and Wiliam Placke. None of our Compensation Committee members is or was, during 2021, an officer or employee of ours. None of our Compensation Committee members had any relationships requiring disclosure by the Company under Item 404 of Regulation S-K in 2021. None of our executive officers currently serves, or in the past year, has served as a member of the Board or Compensation Committee of any entity with one or more executive officers serving on our Board or Compensation Committee.

AUDIT COMMITTEE REPORT

The following report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any other of the Company’s filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference therein.

The Audit Committee is comprised of three non-management directors, each of whom is independent as that term is defined in the Nasdaq Marketplace Rules and satisfies the audit committee independence standard under Rule 10A-3(b)(1) of the Exchange Act.

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The Audit Committee operates under a written Audit Committee charter that was approved by the Audit Committee and Board of Directors. The Audit Committee held four meetings during 2022 and each member attended 100% of the meetings.

The Audit Committee has reviewed and discussed with the management of the Company and Marcum LLP, the independent registered public accounting firm for the Company, the audited financial statements of the Company for the year ended December 31, 2022. The Audit Committee has discussed with Marcum LLP the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board, as in effect on the date of this proxy statement.

Marcum LLP provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence, and the Audit Committee discussed with Marcum LLP the latter’s independence, including whether its provision of non-audit services compromised such independence.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

Submitted by the Members of the Audit Committee,

Linda Moossaian (Chair)
Robert Faught
William Placke

Board Diversity

We seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on our Board. We believe directors should have various qualifications, including individual character and integrity; business experience; leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to our Company. We also believe the skill sets, backgrounds, and qualifications of our directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law. The assessment of prospective directors is made in the context of the perceived needs of our Board from time to time.

Our Board seeks members from diverse professional backgrounds who combine a solid professional reputation and knowledge of our business and industry with a reputation for integrity. Our Board does not have a formal policy concerning diversity and inclusion but is in the process of establishing a policy on diversity. Diversity of experience, expertise, and viewpoints is one of many factors the Nominating and Corporate Governance Committee considers when recommending director nominees to our Board. Further, our Board is committed to actively seeking highly qualified women and individuals from minority groups and the LGTQ+ community to include in the pool from which new candidates are selected. Our Board also seeks members that have experience in positions with a high degree of responsibility or are, or have been, leaders in the companies or institutions with which they are, or were, affiliated, but may seek other members with different backgrounds, based upon the contributions they can make to our Company.

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BOARD DIVERSITY MATRIX

	As of October 18, 2023				As of October 18, 2022
Total Number of Directors:	5				5

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender	Female	Male	Non-Binary	Did Not Disclose

Directors	1	4	—	—	1	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—	—	—	—	—
Alaskan Native or American Indian	—	—	—	—	—	—	—	—
Asian	—	3	—	—	—	3	—	—
Hispanic or Latino	—	—	—	—	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—	—	—	—	—
White	1	1	—	—	1	1	—	—
Two or More Races or Ethnicities	—	—	—	—	—	—	—	—
LGBTQ+	—	—	—	—	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—	—	—	—	—

Stockholder Communications with Directors

Stockholders and other interested parties may communicate with our Board or specific members of our Board, including our independent directors and the members of our various board committees, by submitting a letter addressed to the Board of ToughBuilt Industries, Inc. c/o any specified individual director or directors at the address of our executive offices. Any such letters are sent to the indicated directors.

DIRECTOR COMPENSATION

The Compensation Committee establishes and reevaluates if it deems necessary or prudent in its discretion, the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee may utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to our peer group’s independent directors.

The Compensation Committee has the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and under such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

Our Compensation Committee approved the following annual cash retainers for each of our non-employee directors: $75,000 for service as a member of the Board and Chairperson of one of the Board’s committees.

The table below sets forth information regarding non-employee director compensation for the year ended December 31, 2022.

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Director Compensation Table

As of December 31, 2022

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Robert Faught	62,500	-	-	-	-	62,500
Linda Moossaian	62,500	-	-	-	-	62,500
William Placke	62,500	-	-	-	-	62,500

Non-Employee Director Remuneration Policy

Our Board has not adopted a non-employee director remuneration policy. Unless it is separately and specifically approved by the Compensation Committee in its discretion, none of our employee directors are entitled to receive any remuneration for service as a director (other than expense reimbursement as per prevailing policy). New directors joining our Board shall be entitled to a prorated portion (based on months to be served in the fiscal year in which they join) of cash and stock options or other equity incentive awards (if applicable) for the applicable fiscal year at the time they join the Board.

EXECUTIVE COMPENSATION

The following table summarizes compensation for the years ended December 31, 2022 and 2021 for all individuals serving as our principal executive officer or acting in a similar capacity during the last completed fiscal year (“PEO”), regardless of compensation level, two most highly compensated executive officers other than the PEO who were serving as executive officers at the end of the last completed fiscal year; and up to two additional individuals for whom disclosure would have been provided pursuant to paragraph (m)(2)(ii) of Item 402 of Regulation S-K but for the fact that the individual was not serving as an executive officer of the smaller reporting company at the end of the last completed fiscal year (each a “Named Executive Officer”).

Summary Compensation Table

Name and Position	Fiscal Year Ended December 31,	Salary ($)	Stock Awards ($)	Option Awards ($)		All Other Compensation ($) (1)	Total ($)
Michael Panosian	2022	635,000	-	813,240	(2)	-	1,448,240
Chief Executive Officer, President (PEO)	2021	435,000	-	-		29,615	464,615

Martin Galstyan	2022	320,000	-	165,262	(3)	-	485,262
Chief Financial Officer	2021	230,000	-	-		-	230,000

Josh Keeler	2022	620,000	-	528,840	(4)	-	1,148,840
Chief Design Officer	2021	450,000	-	-		20,072	470,072

Zareh Khachatoorian	2022	320,000	-	165,262	(5)	-	485,262
Chief Operating Officer	2021	230,000	-	-		-	230,000

(1)	Vacation pay and other.

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(2)	On December 28, 2022, we granted Michael Panosian an incentive stock option to purchase 540,000 shares of common stock for $1.79 per share under the 2022 Plan (the “2022 Panosian Option”). The 2022 Panosian Option vests 50% on the grant date, with the remaining 50% vesting in equal installments on the last day of each of the thirty-six (36) full calendar months thereafter, which may be exercised in lots of a minimum of 200 shares of our common stock. As of December 31, 2022, the 2022 Panosian Option was 50% vested. The expiration date of the 2022 Panosian Option is December 28, 2032. The fair value of the option awards issued on the grant date was $813,240.

(3)	On December 28, 2022, we granted Martin Galstyan an incentive stock option to purchase 112,500 shares of common stock for $1.79 per share under the 2022 Plan (the “2022 Galstyan Option”). The 2022 Galstyan Option vests in equal installments on the last day of each of the thirty-six (36) calendar months following the date of grant, which may be exercised in lots of a minimum of 200 shares of our common stock. As of December 31, 2022, the 2022 Galstyan Option has not vested. The expiration date of the 2022 Galstyan Option is December 28, 2032. The fair value of the option awards issued on the grant date was $165,262.

(4)	On December 28, 2022, we granted Josh Keeler an incentive stock option to purchase 360,000 shares of common stock for $1.79 per share under the 2022 Plan (the “2022 Keeler Option”). The 2022 Keeler Option vests 50% on the grant date, with the remaining 50% vesting in equal installments on the last day of each of the thirty-six (36) full calendar months thereafter, which may be exercised in lots of a minimum of 200 shares of our common stock. As of December 31, 2022, the 2022 Keeler Option was 50% vested. The expiration date of the 2022 Keeler Option is December 28, 2032. The fair value of the option awards issued on the grant date was $528,840.

(5)	On December 28, 2022, we granted Zareh Khachatoorian an incentive stock option to purchase 112,500 shares of common stock for $1.79 per share under the 2022 Plan (the “2022 Khachatoorian Option”). The 2022 Khachatoorian Option vests in equal installments on the last day of each of the thirty-six (36) calendar months following the date of grant, which may be exercised in lots of a minimum of 200 shares of our common stock. As of December 31, 2022, the 2022 Khachatoorian Option has not vested. The expiration date of the 2022 Khachatoorian Option is December 28, 2032. The fair value of the option awards issued on the grant date was $165,262.

Employment and Related Agreements

Except as set forth below, we currently have no other written employment agreements with any of our officers and directors. The following is a description of our current executive employment agreements:

Agreements with Our Named Executive Officers

We have entered into written employment agreements with each of our Named Executive Officers, as described below. Each of our Named Executive Officers has also executed our standard form of confidential information and invention assignment agreement.

Michael Panosian Employment Agreement

We entered into the Employment Agreement dated as of December 29, 2022 with Michael Panosian (the “Panosian Employment Agreement”). The Panosian Employment Agreement provides that Mr. Panosian will serve as our Chief Executive Officer, President, and Chair of the Board for a term beginning on December 29, 2022 and ending on December 29, 2025 (the “Initial Term”), with automatic one (1) year extensions unless notice not to renew is given by either party at least 90 days prior to the relevant end date.

Pursuant to the Panosian Employment Agreement, Mr. Panosian will be entitled to: (i) an annual base salary of $650,000, which may be increased annually at the sole discretion of the Board; (ii) a potential annual target bonus of up to $350,000 payable in cash, which may be granted in the discretion of, and in an amount determined by the Compensation Committee and approved by the Board; (iii) a grant of 540,000 incentive stock options, pursuant to the 2022 Plan and also be eligible to receive annual long-term incentive awards from time to time under the 2022 Plan; (iv) participate in the Company’s health insurance plan offered to its employees; (v) participate in the Company’s 401(k) Plan; and (vi) reimbursement for all reasonable business expenses, including a $1,000 monthly automobile allowance. Any incentive-based compensation or award that Mr. Panosian receives will be subject to clawback by the Company as may be required by applicable law or, if applicable, any stock exchange listing requirement and on such basis as we determine.

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In the event we terminate Mr. Panosian without “Cause” (as defined below) at any time with 90 days prior written notice, or Mr. Panosian resigns for “Good Reason” (as defined below), Mr. Panosian will be entitled to the following, provided that he executes a general waiver and release of claims: (i) an amount equal to 1.5 times the average of his base salary if terminated during the Initial Term, or an amount equal to 1 times the average of his then base salary; (ii) monthly payments for up to 12 months (and 18 months, if terminated during the Initial Term) of COBRA premiums for continued group health, dental and vision coverage; and (iii) the immediate vesting of all long-term incentive awards, that utilize time-based vesting.

In the event of Mr. Panosian’s termination by us with Cause or Mr. Panosian’s resignation without “Good Reason, Mr. Panosian will only be entitled to accrued and unpaid compensation and wages accrued prior to such date.

If, within one year following a Change of Control of the Company, Mr. Panosian’s employment is terminated involuntarily by us other than for Cause, death, or disability or by Mr. Panosian pursuant to a voluntary termination for Good Reason, and Mr. Panosian executes and does not revoke a general release of claims against us and our affiliates in a form acceptable to us, then we shall, in addition to any other earned but unpaid base salary and vacation pay due through the date of such termination, provide Mr. Panosian (i) an amount equal to two times his then prevailing base salary; (ii) immediate vesting of all incentive awards; and (iii) monthly payments for up to 18 months of COBRA premiums for continued group health, dental and vision coverage.

The Panosian Employment Agreement contains restrictive covenants prohibiting Mr. Panosian from disclosing our confidential information at any time, and has executed a Proprietary Information, Inventions Assignment and Non-Disclosure Agreement.

Martin Galstyan Employment Agreement

We entered into the Employment Agreement dated as of December 29, 2022 with Martin Galstyan (the “Galstyan Employment Agreement”). The Galstyan Employment Agreement provides that Mr. Galstyan will serve as our Chief Financial Officer for a term beginning on December 29, 2022 and ending on December 29, 2025, with automatic one (1) year extensions unless notice not to renew is given by either party at least 90 days prior to the relevant end date.

Pursuant to the Galstyan Employment Agreement, Mr. Galstyan will be entitled to: (i) an annual base salary of $300,000, which may be increased annually at the sole discretion of the Board; (ii) a potential annual target bonus of up to $150,000 payable in cash, which may be granted in the discretion of, and in an amount determined by the Compensation Committee and approved by the Board; (iii) a grant of 112,500 incentive stock options, pursuant to the 2022 Plan, and also be eligible to receive annual long-term incentive awards from time to time under the 2022 Plan; (iv) participate in the Company’s health insurance plan offered to its employees; (v) participate in the Company’s 401(k) Plan; and (vi) reimbursement for all reasonable business expenses, including a $500 monthly automobile allowance. Any incentive-based compensation or award that Mr. Galstyan receives will be subject to clawback by the Company as may be required by applicable law or, if applicable, any stock exchange listing requirement and on such basis as we determine.

In the event we terminate Mr. Galstyan without “Cause” (as defined below), or Mr. Galstyan resigns for “Good Reason” (as defined below), Mr. Galstyan will be entitled to the following, provided that he executes a general waiver and release of claim and does not revoke the release: (i) an amount equal to 6 months of his then base salary; (ii) monthly payments for up to 6 months of COBRA premiums for continued group health, dental and vision coverage, unless Mr. Galstyan starts receiving coverage under his subsequent employment; and (iii) continuation of his vesting schedule per the 2022 Plan, with three months for exercise of any vested option(s). If Mr. Galstyan’s employment is terminated by us following a Change of Control of the Company, Mr. Galstyan will be entitled to: (i) an amount equal to 1 times his then prevailing base salary; (ii) immediate vesting of all incentive awards; and (iii) monthly payments for up to 12 months of COBRA premiums for continued group health, dental and vision coverage.

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In the event of Mr. Galstyan’s termination with Cause or Mr. Galstyan’s resignation without Good Reason, Mr. Galstyan shall only be entitled to accrued and unpaid compensation and wages accrued prior to such date.

If, within one year following a Change of Control of the Company, Mr. Galstyan’s employment is terminated involuntarily by us other than for Cause, death, or disability or by Mr. Galstyan pursuant to a voluntary termination for Good Reason, and Mr. Galstyan executes and does not revoke a general release of claims against us and our affiliates in a form acceptable to us, then we shall, in addition to any other earned but unpaid base salary and vacation pay due through the date of such termination, provide Mr. Galstyan (i) an amount equal to two times his then prevailing base salary; (ii) immediate vesting of all incentive awards; and (iii) monthly payments for up to 12 months of COBRA premiums for continued group health, dental and vision coverage.

The Galstyan Employment Agreement contains restrictive covenants prohibiting Mr. Galstyan from disclosing our confidential information at any time, and has executed a Proprietary Information, Inventions Assignment and Non-Disclosure Agreement.

Josh Keeler Employment Agreement

We entered into the Employment Agreement dated as of December 29, 2022 with Josh Keeler (the “Keeler Employment Agreement”). The Keeler Employment Agreement provides that Mr. Keeler will serve as our Chief Design Officer for a term beginning on December 29, 2022 and ending on December 29, 2025, with automatic one (1) year extensions unless notice not to renew is given by either party at least 90 days prior to the relevant end date.

Pursuant to the Keeler Employment Agreement, Mr. Keeler will be entitled to: (i) an annual base salary of $475,000, which may be increased annually at the sole discretion of the Board; (ii) a potential annual target bonus of up to $150,000 payable in cash, which may be granted in the discretion of, and in an amount determined by the Compensation Committee and approved by the Board; (iii) a grant of 360,000 incentive stock options, pursuant to the 2022 Plan, and also be eligible to receive annual long-term incentive awards from time to time under the 2022 Plan; (iv) participate in the Company’s health insurance plan offered to its employees; (v) participate in the Company’s 401(k) Plan; and (vi) reimbursement for all reasonable business expenses, including a $750 monthly automobile allowance. Any incentive-based compensation or award that Mr. Keeler receives will be subject to clawback by the Company as may be required by applicable law or, if applicable, any stock exchange listing requirement and on such basis as we determine.

In the event we terminate Mr. Keeler without “Cause” (as defined below) with 90 days prior written notice, or Mr. Keeler resigns for “Good Reason” (as defined below), Mr. Keeler will be entitled to the following, provided that he executes a general waiver and release of claims: (i) an amount equal to 1.5 times the average of his base salary if terminated during the Initial Term, or an amount equal to 1 times the average of his then base salary; (ii) monthly payments for up to 12 months (and 18 months, if terminated during the Initial Term) of COBRA premiums for continued group health, dental and vision coverage; and (iii) the immediate vesting of all incentive awards, that utilize time-based vesting. If Mr. Keeler’s employment is terminated by us following a Change of Control of the Company, Mr. Keeler will be entitled to: (i) an amount equal to 2 times his then prevailing base salary; (ii) immediate vesting of all incentive awards; and (iii) monthly payments for up to 18 months of COBRA premiums for continued group health, dental and vision coverage.

In the event of Mr. Keeler’s termination by us with Cause or Mr. Keeler’s resignation without Good Reason, Mr. Keeler shall only be entitled to accrued and unpaid compensation and wages accrued prior to such date.

If, within one year following a Change of Control, Mr. Keeler’s employment is terminated involuntarily by us other than for Cause, death, or disability or by Mr. Keeler pursuant to a voluntary termination for Good Reason, and Mr. Keeler executes and does not revoke a general release of claims against us and our affiliates in a form acceptable to us, then we shall, in addition to any other earned but unpaid base salary and vacation pay due through the date of such termination, provide Mr. Keeler (i) an amount equal to two times his then prevailing base salary; (ii) immediate vesting of all incentive awards; and (iii) monthly payments for up to 18 months of COBRA premiums for continued group health, dental and vision coverage.

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The Keeler Employment Agreement contains restrictive covenants prohibiting Mr. Keeler from disclosing our confidential information at any time, and has executed a Proprietary Information, Inventions Assignment and Non-Disclosure Agreement.

Zareh Khachatoorian Employment Agreement

We entered into the Employment Agreement dated as of December 29, 2022 with Zareh Khachatoorian (the “Khachatoorian Employment Agreement” and, together with the Panosian Employment Agreement, the Galstyan Employment Agreement and the Khachatoorian Employment Agreement, the “Employment Agreements”). The Khachatoorian Employment Agreement provides that Mr. Khachatoorian will serve as our Chief Operating Officer and Secretary for a term beginning on December 29, 2022 and ending on December 29, 2025, with automatic one (1) year extensions unless notice not to renew is given by either party at least 90 days prior to the relevant end date.

Pursuant to the Khachatoorian Employment Agreement, Mr. Khachatoorian will be entitled to: (i) an annual base salary of $300,000, which may be increased annually at the sole discretion of the Board; (ii) a potential annual target bonus of up to $150,000 payable in cash, which may be granted in the discretion of, and in an amount determined by the Compensation Committee and approved by the Board; (iii) a grant of 112,500 incentive stock options, pursuant to the 2022 Plan, and also be eligible to receive annual long-term incentive awards from time to time under the 2022 Plan; (iv) participate in the Company’s health insurance plan offered to its employees; (v) participate in the Company’s 401(k) Plan; and (vi) reimbursement for all reasonable business expenses, including a $500 monthly automobile allowance. Any incentive-based compensation or award that Mr. Khachatoorian receives will be subject to clawback by the Company as may be required by applicable law or, if applicable, any stock exchange listing requirement and on such basis as we determine.

In the event we terminate Mr. Khachatoorian without Cause, or Mr. Khachatoorian resigns for Good Reason (each as defined in the Khachatoorian Employment Agreement), Mr. Khachatoorian will be entitled to the following, provided that he executes a general waiver and release of claim and does not revoke the release: (i) an amount equal to 6 months of his then base salary; (ii) monthly payments for up to 6 months of COBRA premiums for continued group health, dental and vision coverage, unless Mr. Khachatoorian starts receiving coverage under his subsequent employment; and (iii) continuation of his vesting schedule per the 2022 Plan, with three months for exercise of any vested option(s). If Mr. Khachatoorian’s employment is terminated by us following a Change of Control of the Company, Mr. Khachatoorian will be entitled to: (i) an amount equal to 1 times his then prevailing base salary; (ii) immediate vesting of all incentive awards; and (iii) monthly payments for up to 12 months of COBRA premiums for continued group health, dental and vision coverage.

In the event of Mr. Khachatoorian’s termination with Cause or Mr. Khachatoorian’s resignation without Good Cause, Mr. Khachatoorian shall only be entitled to accrued and unpaid compensation and wages accrued prior to such date.

If, within one year following a Change of Control of the Company, Mr. Khachatoorian’s employment is terminated involuntarily by us other than for Cause, death, or disability or by Mr. Khachatoorian pursuant to a voluntary termination for Good Reason, and Mr. Khachatoorian executes and does not revoke a general release of claims against us and our affiliates in a form acceptable to us, then we shall, in addition to any other earned but unpaid base salary and vacation pay due through the date of such termination, provide the Mr. Khachatoorian (i) an amount equal to two times his then prevailing base salary; (ii) immediate vesting of all incentive awards; and (iii) monthly payments for up to 12 months of COBRA premiums for continued group health, dental and vision coverage.

The Khachatoorian Employment Agreement contains restrictive covenants prohibiting Mr. Khachatoorian from disclosing our confidential information at any time, and has executed a Proprietary Information, Inventions Assignment and Non-Disclosure Agreement.

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The term “Cause” is defined in the Employment Agreements as any of the following: (i) willful engagement in an act or omission which is in bad faith and to the detriment of the Company, (ii) engagement in gross misconduct, gross negligence, or willful malfeasance, in each case causing material harm to the Company, (iii) breach of employment agreement in any material respect, (iv) executive’s habitual neglect or material failure to perform their duties (other than any such failure resulting solely from the executive’s physical or mental disability or incapacity) after a written demand for substantial performance is delivered to the executive which identifies the manner in which we believe that the executive has not performed their duties, (v) committing, pleading nolo contendere, or conviction for a felony or any crime involving fraud, embezzlement, misappropriation, theft, or moral turpitude, or use of drugs or alcohol in a way that either interferes with the performance of duties or compromise of the integrity or reputation of the Company, (vi) violation of any law relating to our business, or violation of any lawful Company policy, procedure or guideline that results in material harm to the Company as determined by us, in our reasonable discretion, or (vii) engagement in any act of dishonesty involving us, breach of any agreement with us containing confidentiality obligations, commercial bribery, or perpetration of fraud; provided, however, that the executive shall have at least forty-five (45) calendar days to cure, if curable, any of the events which could lead to their termination for Cause. The term “Good Reason” is defined in the Employment Agreements as any of the following that are undertaken without the executive’s express written consent: (i) the assignment to the executive of principal duties or responsibilities, or the substantial reduction of the executive’s duties and responsibilities, either of which is materially inconsistent with the executive’s position with us; (ii) a material reduction by us in the executive’s annual base salary (except to the extent the salaries of our other executive employees and any of our other controlled subsidiaries are similarly reduced); (iii) the executive’s principal place of business is, without his consent, relocated by a distance of more than forty (40) miles from the center of Irvine , California; or (iv) any material breach by us of any provision of the executive’s employment agreement.

The term “Change of Control” defined in the Employment Agreements means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of our stock that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of our stock; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of our stock will not be considered a Change of Control; or

(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change of Control; or

(iii) A change in the ownership of a substantial portion of our assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from us that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of our assets immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of our assets: (A) a transfer to an entity that is controlled by our stockholders immediately after the transfer, or (B) a transfer of assets by us to: (1) one of our stockholders (immediately before the asset transfer) in exchange for or with respect to our stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by us , (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all of our outstanding stock, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of our assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

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Outstanding Equity Awards At December 31, 2022

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)		Option expiration date
Michael Panosian, CEO & Pres. (PEO)	270,133	(1)(2)	270,000	(1)(2)	-		$(1)(2)		(1)(2)
Martin Galstyan, CFO	-		112,500	(3)	-		$(3)		(3)
Josh Keeler, CDO	180,133	(4)(5)	180,000	(4)(5)	-		$(4)(5)		(4)(5)
Zareh Khachatoorian, COO	83	(6)(7)	112,500	(6)(7)	-		$(6)(7)		(6)(7)

(1)	On September 14, 2018, we granted Michael Panosian an incentive stock option to purchase 200,000 shares of common stock for $4.29 per share (the “2018 Panosian Option”) under the ToughBuilt Industries, Inc. 2018 Equity Incentive Plan (the “2018 Plan”). The 2018 Panosian Option vests in 25% equal increments commencing on the date of grant and each anniversary of the date of grant and expires on the fifth anniversary of the date of grant. Due to the 1-for-10 and 1-for-150 reverse stock splits of our common stock on April 15, 2020 and April 25, 2022, respectively, the amount of shares issuable upon the 2018 Panosian Option was adjusted to 133 and the exercise price was adjusted to $6,435 per share. As of December 31, 2022, the 2018 Panosian Option was 100% vested. The expiration date of the 2018 Panosian Option is June 30, 2023.

(2)	On December 28, 2022, we granted Michael Panosian an incentive stock option to purchase 540,000 shares of common stock for $1.79 per share under the 2022 Plan (the “2022 Panosian Option”). The 2022 Panosian Option vests 50% on the grant date, with the remaining 50% vesting in equal installments on the last day of each of the thirty-six (36) full calendar months thereafter, which may be exercised in lots of a minimum of 200 shares of our common stock. As of December 31, 2022, the 2022 Panosian Option was 50% vested. The expiration date of the 2022 Panosian Option is December 28, 2032.

(3)	On December 28, 2022, we granted Martin Galstyan an incentive stock option to purchase 112,500 shares of common stock for $1.79 per share under the 2022 Plan (the “2022 Galstyan Option”). The 2022 Galstyan Option vests in equal installments on the last day of each of the thirty-six (36) calendar months following the date of grant, which may be exercised in lots of a minimum of 200 shares of our common stock. As of December 31, 2022, the 2022 Galstyan Option has not vested. The expiration date of the 2022 Galstyan Option is December 28, 2032.

(4)	On September 14, 2018, we granted Josh Keeler an incentive stock option to purchase 200,000 shares of common stock for $4.29 per share under the 2018 Plan (the “2018 Keeler Option”). The 2018 Keeler Option vests in 25% equal increments commencing on the date of grant and on each anniversary of the date of grant and expires on the fifth anniversary of the date of grant. Due to the 1-for-10 reverse stock split of our common stock on April 15, 2020, the amount of shares issuable upon the 2018 Keeler Option was adjusted to 133 and the exercise price was adjusted to $6,435 per share. As of December 31, 2022, the 2018 Keeler Option was 100% vested. The expiration date of the 2018 Keeler Option is June 30, 2023.

(5)	On December 28, 2022, we granted Josh Keeler an incentive stock option to purchase 360,000 shares of common stock for $1.79 per share under the 2022 Plan (the “2022 Keeler Option”). The 2022 Keeler Option vests 50% on the grant date, with the remaining 50% vesting in equal installments on the last day of each of the thirty-six (36) full calendar months thereafter, which may be exercised in lots of a minimum of 200 shares of our common stock. As of December 31, 2022, the 2022 Keeler Option was 50% vested. The expiration date of the 2022 Keeler Option is December 28, 2032.

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(6)	On September 14, 2018, we granted Zareh Khachatoorian an incentive stock option to purchase 110,000 shares of common stock for $3.90 per share under the 2018 Plan (the “2018 Khachatoorian Option”). The 2018 Khachatoorian Option vests in 25% equal increments commencing on the date of grant and each anniversary of the date of grant and expires on the fifth anniversary of the date of grant. Due to the 1-for-10 and 1-for-150 reverse stock splits of our common stock on April 15, 2020 and April 25, 2022, respectively, the amount of shares issuable upon the 2018 Khachatoorian Option was adjusted to 83 and the exercise price was adjusted to $5,850 per share. As of December 31, 2022, the 2018 Khachatoorian Option was 100% vested. The expiration date of the 2018 Khachatoorian Option is June 30, 2023.

(7)	On December 28, 2022, we granted Zareh Khachatoorian an incentive stock option to purchase 112,500 shares of common stock for $1.79 per share under the 2022 Plan (the “2022 Khachatoorian Option”). The 2022 Khachatoorian Option vests in equal installments on the last day of each of the thirty-six (36) calendar months following the date of grant, which may be exercised in lots of a minimum of 200 shares of our common stock. As of December 31, 2022, the 2022 Khachatoorian Option has not vested. The expiration date of the 2022 Khachatoorian Option is December 28, 2032.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table presents information regarding beneficial ownership of our equity interests as of the Record Date of our executive officers, directors and persons known to us who beneficially own more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and, thus, represents voting or investment power with respect to our securities as of the Record Date. In computing the number and percentage of shares beneficially owned by a person, shares that may be acquired by such person within 60 days of the Record date are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the persons below is c/o ToughBuilt Industries, Inc., 8669 Research Drive, Irvine, CA 92618. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all equity interests beneficially owned, subject to community property laws where applicable.

Name and Address	Number of Shares Beneficially Owned		Percentage of Class
Executive Officers and Directors
Michael Panosian —CEO, President and Chair of the Board	495,163	(2)	1.38%
Martin Galstyan —CFO	34,375	(3)	*
Josh Keeler —CDO and Director	330,137	(4)	*
Zareh Khachatoorian —COO	103,208	(5)	*
Robert Faught —Director			-
Linda Moossaian – Director	-		-
William Placke —Director	-		-
All Officers and Directors as a group (7 persons)	962,883		2.65%

5%+ Stockholders

None

*Less than 1%

(1)	Percentages based on 35,388,443 shares of common stock issued and outstanding as of the Record Date plus shares of common stock the person has the right to acquire within 60 days thereafter.

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(2)	Includes (i) 133 shares of common stock issuable upon vested options at a price of $6,435 per share until September 14, 2028; and (ii) 495,000 shares of common stock issuable upon vested options at a price of $1.79 per share until December 28, 2032.

(3)	Includes 34,375 shares of common stock issuable upon options at a price of $1.79 per share until December 28, 2032.

(4)	Includes (i) 133 shares of common stock issuable upon vested options at a price of $6,435 per share until September 14, 2028; and (ii) 330,000 shares of common stock issuable upon options at a price of $1.79 per share until December 28, 2032.

(5)	Includes (i) 83 shares of common stock issuable upon vested options at a price of $5,850 per share until September 14, 2028; and (ii) 103,125 shares of common stock issuable upon vested options at a price of $1.79 per share until December 28, 2032.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration, and oversight of “related-party transactions.” For purposes of our policy only, a “related-party transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which we and any “related party” are participants involving an amount that exceeds $120,000.

Transactions involving compensation for services provided to us as an employee or director are not considered related-person transactions under this policy. A related party is any executive officer, director or a holder of more than five percent of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

There have been no related party transactions during the last two fiscal years.

Policy and Procedures

Our Chief Financial Officer, Martin Galstyan, must present information regarding a proposed related-party transaction to our Board. Under the policy, where a transaction has been identified as a related-party transaction, Mr. Faught must present information regarding the proposed related-party transaction to our Nominating and Corporate Governance Committee for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related-party transactions, our Nominating and Corporate Governance Committee will take into account the relevant available facts and circumstances including, but not limited to:

●	whether the transaction was undertaken in the ordinary course of our business;
●	whether the related party transaction was initiated by us or the related party;
●	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third-party;
●	the purpose of, and the potential benefits to us from the related party transaction;
●	the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party;
●	the related party’s interest in the related party transaction; and
●	any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

The Nominating and Corporate Governance Committee shall then make a recommendation to the Board, which will determine whether or not to approve of the related party transaction, and if so, upon what terms and conditions. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

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PROPOSAL 2:

APPROVAL OF THE AMENDMENT TO THE COMPANY’S

AMENDED AND RESTATED CHARTER TO EFFECT THE REVERSE STOCK SPLIT

Background and Proposed Amendment

Our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), currently authorizes the Company to issue a total of 120,000,000 shares of capital stock, consisting of 100,000,000 shares of Common Stock, and 20,000,000 shares of Series H Preferred Stock.

On September 21, 2023, subject to stockholder approval, the Board approved an amendment to our Charter to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio within a range of 1-for-20 to 1-for-100, including shares held by the Company as treasury shares, with the exact ratio within such range to be determined by the Board at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 100 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to the Company’s Charter to effect the Reverse Stock Split is included as Annex A to this proxy statement . If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Nevada, which will become effective upon its filing; provided, however, that the Reverse Stock Split Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Nevada and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Annual Meeting.

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Reasons for the Reverse Stock Split

Maintain Nasdaq Listing

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

On July 7, 2023, we received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the closing bid price of Common Stock for the 30 consecutive business day period between May 23, 2023 through July 6, 2023, the Company did not meet the minimum bid price of $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2). The letter also indicated that the Company will be provided with a compliance period of 180 calendar days, or until January 3, 2024 (the “Compliance Period”), in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A). In order to regain compliance with Nasdaq’s minimum bid price requirement, our Common Stock must maintain a minimum closing bid price of $1.00 for at least ten consecutive business days during the Compliance Period.

We believe that the Reverse Stock Split is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the Reverse Stock Split.

In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

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The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Charter Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios of 1-for-20 to 1-for-100 provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-100.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;
●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;
●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;
●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;
●	prevailing market conditions;
●	general economic conditions in our industry; and
●	our market capitalization before and after the Reverse Stock Split.

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We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split proposal at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Charter Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares.

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock by a Reverse Stock Split ratio of 1-for-20 to 1-for-100. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.0001.

All shares of Series H Preferred Stock that are not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed in the Initial Redemption. Any outstanding shares of Series H Preferred Stock that were not redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval by the Company’s stockholders of the Reverse Stock Split Charter Amendment effecting the Reverse Stock Split. Please refer to the discussion in the Questions and Answers About the Annual Meeting section under “Who is entitled to vote at the Annual Meeting?;” “What are the voting rights of the stockholders?” and “What vote is required to approve each item?” for a description of the voting power of the Series H Preferred Stock.

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We are currently authorized to issue a maximum of 200 million (200,000,000) shares of our Common Stock. As of the Record Date, there were 35,388,443 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised after the Reverse Stock Split Charter Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans.

If the Reverse Stock Split is effected, the terms of equity awards granted under the ToughBuilt Industries, Inc. 2016, 2018 and 2022 Equity Incentive Plans (the “Incentive Plans”), including (i) the number of shares of Common Stock which thereafter may be made the subject of awards; (ii) the number of shares of Common Stock subject to outstanding awards; (iii) the exercise price of outstanding option awards previously granted and unexercised under the Incentive Plans will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Incentive Plans, as well as any plan limits on the size of such grants will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Voting Rights.

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital and Outstanding Shares

The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split.

The following table summarizes, for illustrative purposes only, the anticipated effects of a Reverse Stock Split on our shares available for issuance based on information as of the Record Date (unless otherwise noted below) and without giving effect to the treatment of fractional shares.

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Assuming this proposal is approved by the shareholders and implemented by the Board:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Unissued and Unreserved	Hypothetical Initial Market Value of Shares of Common Stock Authorized but Unissued and Unreserved*
Pre-Reverse Stock Split	200,000,000	35,388,656	3,180,563	161,430,781	$29,638,692
Post-Reverse Stock Split 1:20	200,000,000	1,769,433	159,028	198,071,539	$727,318,692
Post-Reverse Stock Split 1:100	200,000,000	353,887	31,806	199,614,308	$3,664,918,691

* Based on a hypothetical post-split stock price calculated by multiplying the closing stock price on October 18, 2023 Record Date of $0.1836 by the split ratio.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be rounded up to the nearest whole number.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Charter Amendment is accepted and recorded by the office of the Secretary of State of the State of Nevada. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split.

Exchange of Share Certificates

If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, the Transfer Agent will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to the Transfer Agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name.

Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

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Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

Appraisal Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Nevada.

Actual or Intrinsic Value

Stockholders should also keep in mind that the implementation of a Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after a Reverse Stock Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.0001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

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As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;
●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Vote Required

The approval of the Reverse Stock Split Proposal requires the affirmative “FOR” vote of the majority of the voting power of the outstanding shares of Common Stock and Series H Preferred Stock entitled to vote on the proposal, voting together as a single class. Each of the failure to vote by proxy or to vote in person (which would include voting online at the virtual Annual Meeting), an abstention and a broker non-vote will have the same practical effect as shares voted against this proposal. A vote on this proposal will be considered a “routine” matter. Therefore, we do not expect any broker non-votes on this proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

Board Recommendation

Our Board recommends a vote “FOR” the approval of the Reverse Stock Split Proposal.

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PROPOSAL 3:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has approved the selection of Marcum LLP as our independent registered public accountants to audit our financial statements for the year ending December 31, 2023. We are asking that you ratify that appointment, although your ratification is not required. A Marcum LLP representative is expected to attend the Annual Meeting to answer appropriate questions and to make a statement if he or she desires.

The following table presents fees for professional services rendered by Marcum LLP during the years ended December 31, 2022 and December 31, 2021. Marcum LLP did not bill us for other services during those periods. All services that occurred during 2021, which is the period subsequent to Marcum LLP becoming our independent public accounting firm, were approved by the Audit Committee in accordance with the approval policy referred to below.

	Fiscal Year Ended December 31,
	2022	2021
Audit Fees	$391,515	$150,861
Audit-Related Fees (1)	$97,875	$107,000
Tax Fees	$-	$-
All Other Fees	$-	$-
Total	$489,390	$257,861

(1)	Fees incurred in conjunction with consents for various registration statements filed during years.

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements. All other fees relate to professional services rendered in connection with the review of the quarterly financial statements.

Audit Committee Approval Policies and Procedures

The Audit Committee charter sets forth our policy regarding retention of the independent auditors, giving the Audit Committee responsibility for the appointment, replacement, compensation, evaluation and oversight of the work of the independent auditors. As part of this responsibility, our Audit Committee approves the audit and non-audit services performed by our independent auditors in order to assure that they do not impair the auditor’s independence from the Company. The Audit Committee has adopted a policy that sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditors may be approved.

Votes Required

Approval of Proposal 3 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions are considered shares present and entitled to vote on this proposal and, thus, will have the same effect as a vote “AGAINST” this proposal.

The Board recommends you vote “FOR” the ratification of the selection of Marcum LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2023.

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PROPOSAL 4:

APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of the Company’s Common Stock and Series H Preferred Stock outstanding and entitled to vote at the Annual Meeting is insufficient to approve the Reverse Stock Split, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Reverse Stock Split Proposal.

Shares of Series H Preferred Stock do not have any voting rights except with respect to the Reverse Stock Split Proposal and the Adjournment Proposal presented at this Annual Meeting or otherwise as required by law.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the number of outstanding shares of our Common Stock and Series H Preferred Stock, as counted to mirror the Common Stock votes cast, will vote against the Reverse Stock Split Proposal, we could adjourn or postpone the Annual Meeting without a vote on the Reverse Stock Split Charter Amendment and use the additional time to solicit the holders of those shares to change their vote in favor of the Reverse Stock Split Proposal.

Vote Required

The affirmative “FOR” vote of a majority of the shares of Common Stock and Series H Preferred Stock present in person (which would include voting online at the virtual Annual Meeting) or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this proposal. Each of the failure to vote by proxy or to vote in person (which would include voting online at the virtual Annual Meeting) and a broker non-vote will have no effect on the Adjournment Proposal. An abstention will have the same practical effect as a vote against this proposal. As described above, the Adjournment Proposal is considered a “routine” matter. Therefore, your broker, bank or other nominee may vote your shares without receiving instructions from you on this proposal and accordingly, we do not expect any broker non-votes on this proposal. A failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

Board Recommendation

Our Board recommends that you vote “FOR” the Adjournment Proposal.

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DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Deadline for the Submission of Stockholder Proposals for Inclusion in our Proxy Statement for our 2024 Annual Meeting

If any stockholder intends to present a proposal to be considered for inclusion in our proxy material for our 2024 Annual Meeting of Shareholders, the proposal must comply with the requirements of Rule 14a-8 of Regulation 14A under the Exchange Act and must be submitted in writing by notice delivered to our Board at ToughBuilt Industries, Inc., 8669 Research Drive, Irvine, CA 92618, Attention: Board of Directors. Any such proposal must be received at least 120 days before the anniversary of the prior year’s proxy statement (by August 13, 2024), unless the date of our 2024 Annual Meeting of Stockholders is changed by more than 30 days from December 11, 2024, in which case, the proposal must be received a reasonable time before we begin to print and mail our proxy materials.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 12, 2024 (the 60th day prior to the first anniversary of the annual meeting for the preceding year’s annual meeting).

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those shareholders. This process, commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. Because we utilize the “householding” rules for Annual Meeting materials, stockholders who share the same address will receive only one copy of the Annual Meeting materials, unless we receive contrary instructions from any stockholder at that address. If you prefer to receive multiple copies of the Annual Meeting materials at the same address you share with other stockholders, additional copies will be provided to you promptly upon request. If you are a stockholder of record, you may obtain additional copies at the same address you share with other stockholders by contacting Broadridge Financial Solutions, Inc., either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717 Eligible stockholders of record receiving multiple copies of the Annual Meeting materials can request householding by contacting Broadridge Financial Solutions, Inc. in the same manner. If you are a beneficial owner and hold your shares in a brokerage or custody account, you can request additional copies of the Annual Meeting materials at the same address you share with other stockholders or you can request householding by notifying your broker, bank or other nominee.

OTHER MATTERS

We know of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, the intention of the persons named in the proxy to vote the shares they represent as our Board may recommend.

Sincerely,

/s/ Michael Panosian
Michael Panosian
Chief Executive Officer

Irvine, California
___________, 2023

39

ANNEX A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

TOUGHBUILT INDUSTRIES, INC.

ToughBuilt Industries, Inc., a corporation organized and existing under and by virtue of the provisions of the Nevada Revised Statutes (the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is ToughBuilt Industries, Inc. (the “Corporation”).

2. Article 3 of the Corporation’s Amended and Restated Articles of Incorporation, as amended, is hereby amended to adding the following paragraph:

“Reverse Stock Split. Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”) each share of the Corporation’s common stock, $0.0001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [_____] (___) shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.0001 par value per share, of the Corporation (the “New Common Stock”) (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid. The Reverse Stock Split shall have effect on the authorized number or par value of the capital stock of the Corporation.”

3. Except as set forth in this Certificate of Amendment of Articles of Incorporation, the Amended and Restated Articles of Incorporation, as amended, of the Corporation remains in full force and effect.

IN WITNESS WHEREOF, ToughBuilt Industries, Inc. has caused this Certificate of Amendment to the Amended and Restated Articles of Incorporation of Corporation to be signed by Michael Panosian, a duly authorized officer of the Corporation, on [__________] [__], 2023.

By:
Name:	Michael Panosian
Title:	Chief Executive Officer

40

TOUGHBUILT INDUSTRIES, INC.
8669 RESEARCH DR.
IRVINE, CA 92618

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. (EST) on December 10, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TBLT2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. (EST) on December 10, 2023. Have your proxy card in hand when you call and then follow the instructions. You can not vote by phone if you play to vote your preferred shares differently.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V24766-P99581

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TOUGHBUILT INDUSTRIES, INC.

The Board of Directors recommends you vote FOR proposal 1:

	For All	Withhold All	For All Except
1. To elect five members of the Board of Directors to serve for the ensuing year and until their respective successors are duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael Panosian
02) Robert Faught
03) Joshua Keeler
04) Linda Moossaian
05) Chris Homeister

The Board of Directors recommends you vote FOR each of the following proposals 2, 3 and 4:

	For	Against	Abstain
2. To approve an amendment to the Company's Amended and Restated Articles of Incorporation, as amended, to, at the discretion of the Board of Directors of the Company, effect a reverse stock split of the Company's issued and outstanding common stock at a ratio of 1-for-20 to 1-for-100 (the "Range"), with the ratio within the Range to be determined at the discretion of the Board (the "Reverse Stock Split Proposal").	☐	☐	☐
3. To ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐
4. To authorize the adjournment of the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve any of the foregoing proposals (the "Adjournment Proposal").	☐	☐	☐

OPTIONAL: Your Series H Preferred Stock will be voted in the same manner as you have instructed your common stock to be voted on Proposals 2 & 4. If you would like to vote the Series H preferred shares in a DIFFERENT manner from the common stock on Proposals 2 & 4 please indicate below how you instruct that vote (For, Against, Abstain). If left blank, the preferred shares will be voted in the same exact manner as the common shares.

2. ______________________________

4. ______________________________

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Virtual 2023 Annual Meeting of Stockholders:
The Notice and Proxy Statement is available at www.proxyvote.com and www.toughbuilt.com.

V24767-P99581

TOUGHBUILT INDUSTRIES, INC.
Virtual 2023 Annual Meeting of Stockholders
1:00 P.M. (Pacific Time) on December 11, 2023
This Proxy is Solicited by the Board of Directors

The stockholder(s) of ToughBuilt Industries, Inc. hereby appoint(s) Michael Panosian and Martin Galstyan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock or Series H Preferred Stock of ToughBuilt Industries, Inc. that the stockholder(s) is/are entitled to vote at the Company's Virtual 2023 Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/TBLT2023, at 1:00 P.M. Pacific Time, on December 11, 2023, and any adjournment or postponement of the meeting. **This proxy, when properly executed, will be voted in the manner directed herein by the stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

Continued and to be signed on reverse side

Your **Vote** Counts!

TOUGHBUILT INDUSTRIES, INC.

2023 Annual Meeting
Vote by December 10, 2023
11:59 PM ET

TOUGHBUILT INDUSTRIES, INC.
8669 RESEARCH DR.
IRVINE, CA 92618

V24769-P99581

You invested in TOUGHBUILT INDUSTRIES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on December 11, 2023.**

Get informed before you vote

View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 27, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

December 11, 2023
1:00 P.M. (Pacific Time)

Virtually at:
www.virtualshareholdermeeting.com/TBLT2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect five members of the Board of Directors to serve for the ensuing year and until their respective successors are duly elected and qualified. **Nominees:** 01) Michael Panosian 02) Robert Faught 03) Joshua Keeler 04) Linda Moossaian 05) Chris Homeister	For
2. To approve an amendment to the Company's Amended and Restated Articles of Incorporation, as amended, to, at the discretion of the Board of Directors of the Company, effect a reverse stock split of the Company's issued and outstanding common stock at a ratio of 1-for-20 to 1-for-100 (the "Range"), with the ratio within the Range to be determined at the discretion of the Board (the "Reverse Stock Split Proposal").	For
3. To ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.	For
4. To authorize the adjournment of the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve any of the foregoing proposals (the "Adjournment Proposal").	For
OPTIONAL: Your Series H Preferred Stock will be voted in the same manner as you have instructed your common stock to be voted on Proposals 2 & 4. If you would like to vote the Series H preferred shares in a DIFFERENT manner from the common stock on Proposals 2 & 4 please indicate at www.ProxyVote.com how you instruct that vote (For, Against, Abstain). If left blank, the preferred shares will be voted in the same exact manner as the common shares.	

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V24770-P99581